UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number:  811-7758

                        INVESCO International Funds, Inc.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                4350 South Monaco Street, Denver, Colorado 80237
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

      Glen A. Payne, Esq., 4350 South Monaco Street, Denver, Colorado 80237
      ---------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 720-624-6300

Date of fiscal year end: October 31, 2003

Date of reporting period: April 30, 2003

ITEM 1. REPORT TO SHAREHOLDERS

APRIL 30, 2003




SEMIANNUAL REPORT



INVESCO INTERNATIONAL FUNDS, INC.



EUROPEAN FUND
INTERNATIONAL BLUE CHIP VALUE FUND

"JAPAN HAS STOCK VALUATIONS AMONG THE CHEAPEST IN THE DEVELOPED MARKETS, AND THE PORTFOLIO HAS EXPOSURE TO A FAIRLY BROAD REPRESENTATION OF GLOBALLY COMPETITIVE COMPANIES."
SEE PAGE 6


[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF RAYMOND R. CUNNINGHAM OMITTED]

INTERNATIONAL DIVERSIFICATION:

AS COMPELLING A CASE AS EVER

FELLOW SHAREHOLDER:

When a single event dominates global markets to the extent that the war in Iraq did during this past semiannual period, some investors are quick to assume that stocks across the globe are moving in lock-step. After all, during the build-up to the war -- a period of great uncertainty -- stocks representing most regions were generally down. Then, once the war commenced and military action came to a relatively quick conclusion, stocks rallied across the board.

But the fact remains that variation exists within these ups and downs. And when it comes to building a diversified portfolio, variation -- no matter how slight or broad -- can be worth pursuing. This becomes evident as soon as you look beneath the surface and compare regional returns as well as the drivers behind them. For example, let's consider the month of April, when both U.S. and international stocks enjoyed the so-called "Baghdad bounce." During this brief period, the S&P 500 Index(R) advanced 8.24%, an attractive gain. But European and Latin American stocks jumped even higher, as measured by the MSCI-Europe and MSCI-Latin America indexes, which were up 13.65% and 17.41%, respectively.*

Why did these regions outperform the U.S. for the month? There are a number of reasons, all of which have relevance in making a case for devoting a portion of your portfolio to international stocks. First, the VALUATIONS for European and Latin American stocks are currently lower than those for U.S. stocks -- a longstanding trend that speaks to the U.S.'s "premium" status as the global market leader. Stocks with more room to grow often appeal to investors looking for value as well as quality.

Second, international stocks often respond to UNIQUE ECONOMIC AND POLITICAL ENVIRONMENTS. April was a particularly strong month for financial services stocks, many of which are market-sensitive by nature and therefore benefited in such bullish conditions. Because the financial services sector represents a significantly larger percentage of international market capitalization than U.S. market capitalization, international stocks may have received an extra boost. Meanwhile, Brazilian stocks surged as investors gained confidence in President Luis Ignacio Lula da Silva, a market-friendly leader who took the helm of Brazil at the beginning of 2003.

Another factor at work can be traced to CURRENCIES. U.S. investors have grown accustomed to the U.S. dollar gaining ground against other currencies, but for several months now the reverse has been true. The euro, for example, strengthened against the dollar in April. While this hurts European exporters, it may enhance dollar-based returns for international investors.

Of course, the circumstances driving international stocks' performance are not limited to these three factors -- and April is just one month. But it's also true that the U.S. isn't the only land of opportunity. So when it comes to investing, it may help to think globally and stay diversified.

Sincerely,

/s/Raymond R. Cunningham
------------------------
Ray Cunningham
CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS. THE MSCI-LATIN AMERICA INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF LATIN AMERICA COMMON STOCK MARKETS. THESE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUNDS, INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

"...IRELAND IS PERFORMING WONDERFULLY RIGHT NOW. WITH AN ECONOMIC GROWTH RATE THAT'S WELL ABOVE THE EUROPEAN AVERAGE."

 - PAGE 4

TABLE OF CONTENTS

LETTER FROM THE PRESIDENT & CEO.........................1
FUND REPORTS............................................3
MARKET HEADLINES........................................9
INVESTMENT HOLDINGS....................................10
FINANCIAL STATEMENTS...................................18
NOTES TO FINANCIAL STATEMENTS..........................23
FINANCIAL HIGHLIGHTS...................................29

                                                 INVESCO INTERNATIONAL FUNDS, INC.
                                               TOTAL RETURN, PERIODS ENDED 4/30/03*


                                                                                                                       Manager's
                                                                 Cumulative                            10 years+ or       Report
Fund (Inception)                                                  6 months     1 year   5 years+    Since Inception^      Page #
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS A (WITH SALES CHARGE)(4/02)                   (4.34%)     (26.33%)    N/A        (32.08%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS B (WITH CDSC)(4/02)                           (4.21%)     (29.39%)    N/A        (30.55%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS C (WITH CDSC)(2/00)                           (0.72%)     (26.52%)    N/A        (33.26%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS K (12/00)                                      1.19%      (24.01%)    N/A        (29.98%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-INVESTOR CLASS (6/86)                                1.17%      (23.80%)  (13.06%)        2.91%                3
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS A (WITH SALES CHARGE)(4/02)                     (3.88%)     (23.22%)     N/A        (20.06%)^+             6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS B (WITH CDSC)(4/02)                             (3.50%)     (24.26%)     N/A        (19.75%)^+             6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS C (WITH CDSC)(2/00)                              0.12%      (20.64%)     N/A        (12.25%)^+             6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-INVESTOR CLASS (10/98)                                 1.90%      (18.59%)     N/A        (3.64%)^+              6
----------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUNDS' INVESTOR CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AND ARE OFFERED TO INVESTORS GRANDFATHERED AS OF APRIL 1, 2002.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

^FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

+AVERAGE ANNUALIZED

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

YOUR FUND'S REPORT

EUROPEAN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

During the six months ended April 30, 2003, European markets endured a series of ups and downs but ultimately finished the period slightly higher. Two strong months were able to counter the effects of the rest of this difficult period. Specifically, November saw markets rise on anticipation of a year-end rally, and April benefited from an equity surge fueled by the winding down of military combat in Iraq -- a development that bolstered investor confidence after months of geopolitical uncertainty.

Unfortunately, during the four months spanning December through March, stocks were held back by worries over economic stagnation, weak corporate earnings, and a strengthening euro, which compromised profits associated with European exports. In addition, Europe experienced its first major accounting scandal in February, when Dutch grocer Koninklijke Ahold NV (not a fund holding) admitted that profits had been significantly overstated in the past. Although the European Central Bank (ECB) cut interest rates twice during the period, rate cuts are typically not an immediate panacea, as it usually takes time for monetary policy to work through the economy.

--------------------------------------------------------------------------------
                                EUROPEAN FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 4/30/03
--------------------------------------------------------------------------------

Vodafone Group PLC..............................4.84%
BP PLC..........................................4.20%
Novartis AG.....................................3.51%
GlaxoSmith Kline PLC............................3.21%
Shell Transport & Trading PLC...................2.92%
HSBC Holdings PLC...............................2.79%
streetTRACKS MSCI Pan Euro ETF .................2.51%
TotalFinaElf SA.................................2.41%
Royal Bank of Scotland Group PLC................2.33%
Nokia Oyi.......................................2.22%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

In this environment, European Fund-Investor Class shares finished the six-month period ended April 30, 2003, with a gain of 1.17%. In comparison, the MSCI-Europe Index advanced 4.40% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

DEFENSIVE POSTURE TAKEs A TOLL

Our ongoing strategy of reducing the portfolio's risk relative to the index in an effort to curtail volatility -- though effective in four of the past six months -- resulted in an overly defensive stance at the end of the period when we saw a surprisingly sharp post-war bounce.

In approaching our positioning decisions from an economic rather than geopolitical perspective, we were more focused on Europe's current structural issues than the likelihood of any short-term gains following the war in Iraq. As a result, we were not as heavily weighted in those areas that benefited the most when investors' confidence spiked higher following the end of military conflict. For example, we were underweight compared to the index in the insurance and software industries, both of which performed well for the period thanks to April's upswing. At the same time, we were more substantially weighted in areas such as energy and consumer staples -- two sectors typically deemed relatively defensive and therefore less successful when sentiment turned bullish.

Heineken NV, an international brewer based in Holland, disappointed during the period. Although the company delivered acceptable numbers in March, we were watching it carefully due to a poorly communicated strategy from its management. Then we decided to sell the stock toward the end of the semiannual period in response to the company's decision to buy fellow brewer BBAG Oesterreichische Brau-Beteiligungs AG (not a fund holding). We estimate that this deal will take a minimum of four years to deliver value and therefore is not strategically immediate enough to meet our growth criteria. Furthermore, we believe capital discipline in the European brewing industry remains poor.

Another laggard was Assa Abloy AB. This company is a fast-growing, highly acquisitive lock manufacturer based in Scandinavia. The holding in the fund lost ground during the period after an announcement that the incumbent CEO was leaving (to take a position at Ericsson). We suspect that the industry is maturing, and that organic growth rates have slowed. However, the stock declined almost too quickly, and we have therefore retained a small holding as we monitor future developments.

COUNTRY ALLOCATIONS ON-TARGET

For some time now, we've been emphasizing the so-called "outlier" regions in Europe -- countries that often receive less attention than major economies, but in our opinion deserve investors' notice. Despite a far-reaching monetary policy in Europe, different economic structures from country to country allow for variances in the degree of policy force being imposed with a given interest rate. As an example, Ireland is performing wonderfully right now, with an economic growth rate that's well above the European average. And typically when the ECB trims interest rates, the country's growth is spurred further.

Our exposure to Ireland, therefore -- as well as to Spain and Italy -- worked to the fund's advantage during the six-month period. Spain has been particularly strong, yielding a number of outperformers. For example, Spanish tobacco company Altadis SA contributed an impressive return during the period. Not only is the company growing quickly, but we believe it is also undervalued and currently faces no litigation issues. The majority of its operations are in Southern Europe, but it also markets cigarettes and cigars in Asia as well as cigars in North America. Indeed, we have been pleased with Altadis' excellent returns and its reasonable price-to-earnings ratio.


PIE CHART:  EUROPEAN FUND
            COUNTRY BREAKDOWN
            AS OF 4/30/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            United Kingdom..............35.09%
            France......................20.17%
            Switzerland.................11.33%
            Spain........................7.48%
            Netherlands..................5.04%
            Germany......................4.84%
            Ireland......................3.53%
            Finland......................2.75%
            Italy........................2.73%
            Sweden.......................1.87%
            Greece.......................1.16%
            Denmark......................0.58%
            Belgium......................0.13%
            Net Cash &
            Cash Equivalents.............2.47%

LINE GRAPH:  INVESCO EUROPEAN FUND-INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Investor Class to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 4/30/03.

      INVESCO EUROPEAN FUND-INVESTOR CLASS              MSCI-EUROPE INDEX(2)

4/93  $10,000                                           $10,000
4/94  $12,510                                           $12,225
4/95  $12,576                                           $13,410
4/96  $15,180                                           $15,613
4/97  $18,715                                           $18,957
4/98  $26,806                                           $27,664
4/99  $25,936                                           $29,316
4/00  $41,028                                           $32,329
4/01  $25,021                                           $28,094
4/02  $17,477                                           $24,742
4/03  $13,318                                           $21,081

FUND MANAGEMENT
TEAM MANAGED

[PHOTOGRAPH OF DOMINIC WALLINGTON OMITTED]

DOMINIC WALLINGTON

DOMINIC WALLINGTON LEADS THE TEAM MANAGING INVESCO EUROPEAN FUND. HE RECEIVED A MASTER'S DEGREE IN FINANCE AND INVESTMENT FROM EXETER UNIVERSITY AND A BA (HONS) IN FINANCIAL SERVICES FROM BOURNEMOUTH POLYTECHNIC. MR. WALLINGTON JOINED INVESCO PLC IN 2000 AS A PORTFOLIO MANAGER ON THE EUROPEAN TEAM, WITH PARTICULAR FOCUS ON UK PENSION FUND MANDATES. PRIOR TO JOINING INVESCO, HE WAS A PORTFOLIO MANAGER RUNNING THE UK INCOME AND SMALLER COMPANIES UNIT TRUSTS AND A NUMBER OF SPECIALIST MANDATES FOR CREDIT SUISSE ASSET MANAGEMENT.

At the same time, we've maintained weightings in some of Europe's larger economies, such as Germany, the U.K., and France. One German stock that benefited the fund during the period was Deutsche Boerse AG, which provides a variety of stock exchange introduction, trading and operational services to institutions and private investors. The main area of growth in the last year or so has been in options and futures, but because the company depends on the number of bargains rather than market levels, its core equity business has been resilient as well.

LESS DEFENSIVE, BUT STILL WAITING FOR SIGNS OF STRUCTURAL IMPROVEMENT

We have been concerned about the valuation of the U.S. market and the negative effect that this has on European companies. However, having seen the market come 40% off its highs, it is possible that absolute valuation will be less important in the short to medium term. Europe still looks attractive from a valuation perspective and, before the recent rally, had begun to discount a recession. While we remain concerned about the economic environment, we realize that if a poor outlook is anticipated by stock valuations, it's unlikely that shares will fall much, if at all. Indeed, we are reminded of the adage that the market tends to "climb a wall of worry."

Our fears of structural problems within many of the major European economies remain. However, having slightly missed the beginning of the rally, we have repositioned the fund to remove its defensive bias. Needless to say, we will be watching carefully to see whether the environment improves before implementing this strategy too aggressively. Overall, we have gone from concerns over a double-dip recession to an expectation of range-bound markets slowly delivering value through earnings accretion.

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS A and Class B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class A to the value of a $10,000 investment in the MSCI-Europe Index(2), and the value of a $10,000 investment in INVESCO European Fund - Class B to the value of a $10,000 investment in the MSCI-Europe Index (2) assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 4/30/03.

        INVESCO EUROPEAN FUND-CLASS A           INVESCO EUROPEAN FUND-CLASS B           MSCI-EUROPE INDEX(2)
4/1/02  $10,000                                 $10,000                                 $10,000
4/02    $ 8,439                                 $ 9,443                                 $ 9,932
4/03    $ 6,579                                 $ 6,740                                 $ 8,462

LINE GRAPH:  INVESCO EUROPEAN FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class C to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 4/30/03.

        INVESCO EUROPEAN FUND-CLASS C                   MSCI-EUROPE INDEX(2)

2/00    $10,000                                         $10,000
4/00    $ 9,022                                         $ 9,794
4/01    $ 5,428                                         $ 8,511
4/02    $ 3,669                                         $ 7,496
4/03    $ 2,733                                         $ 6,386

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class K to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 4/30/03.

        INVESCO EUROPEAN FUND-CLASS K                   MSCI-EUROPE INDEX(2)

12/00   $10,000                                         $10,000
4/01    $ 8,110                                         $ 9,684
4/02    $ 5,638                                         $ 8,529
4/03    $ 4,284                                         $ 7,266

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

YOUR FUND'S REPORT

INTERNATIONAL BLUE CHIP VALUE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Overseas equities faced a tumultuous six months as four quarters of negative returns were book-ended by the strong positive months of November and April. The MSCI-Europe, Australasia, and Far East (EAFE) Index rose by 2.04% over the six-month period ended April 30, 2003. The negative effects of the war in Iraq and the severe acute respiratory syndrome (SARS) epidemic quelled returns, but the swift resolution to the war stabilized markets and fueled investor confidence during April. International Blue Chip Value Fund-Investor Class shares underperformed the index, gaining 1.90% during that same period. (Of course, past performance is no guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

STRENGTH IN THE EURO SUPPORTED RETURNS

Europe was the strongest performing area during the six-month period. The continuing rally in the euro to record highs versus the U.S. dollar helped to boost results for U.S.-based investors. In addition, the European Central Bank lowered interest rates by 75 basis points during the period in an effort to stimulate the economy. The U.K. remains on a healthy economic footing owing to resilient consumption trends and the favorable impact of government spending.

Select peripheral markets fared better. Spanish stocks produced positive returns in the period, with a number of key index constituents benefiting from increasing stability in South America. The portfolio's holdings in Europe remain focused on pharmaceuticals, energy, and financials, where stock selection has been quite favorable. Given the attractive valuations of high-quality companies across a broad spectrum of the markets in Europe, approximately two-thirds of the fund is invested in the region.

JAPANESE STOCKS REMAINED WEAK

Japanese stocks continued to face a difficult market environment over the six-month period. In an effort to address Japan's beleaguered financial system, the parliament has recently authorized the formation of an entity that will purchase non-performing loans from the banks with government funds. The new Bank of Japan governor will also be seeking to address perhaps the key challenge for the Japanese economy, the effects of a crippling deflationary environment. Recent consumer price inflation trends indicate that price declines may be abating somewhat. In spite of these impediments, Japan's leading companies continue to post growth in underlying earnings driven by dominant global market positions and successful financial and operational restructuring efforts. Japan offers some of the cheapest stock valuations in the developed markets, and the portfolio has exposure to a fairly broad representation of globally competitive companies. Additionally, we continue to own select financially strong firms with primarily a domestic orientation while avoiding companies in Japan's struggling financial industry.

--------------------------------------------------------------------------------
                      INTERNATIONAL BLUE CHIP VALUE FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 4/30/03
--------------------------------------------------------------------------------

Novartis AG.....................................3.05%
Endesa SA Sponsored ADR Representing Ord Shrs...2.83%
Scottish Power PLC..............................2.58%
BP PLC..........................................2.56%
Nestle SA.......................................2.52%
HSBC Holdings PLC...............................2.49%
Societe Generale Series A Shrs..................2.33%
Compagnie Generale des Etablissements Michelin
   Series B Shrs................................2.31%
TotalFinaElf SA Sponsored ADR
   Representing 1/2 Ord Shr.....................2.24%
ING Groep NV....................................2.23%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Emerging-market stocks fared reasonably well relative to the developed markets, a trend that has been in place now for about a year. In Latin America, results were quite strong owing to a further recovery in the Brazilian currency and tightening of debt spreads following the election of President Lula last year. In Argentina, the courts ruled that depositors should be reimbursed for the forced conversion of U.S. dollar deposits to pesos following last year's debilitating devaluation. Elsewhere, Asian market returns were mixed with strong gross domestic product growth in China boosting select markets, while South
Korea lumbered under the weight of the unresolved issues surrounding the North Korean nuclear program. We continue to find a limited number of attractive emerging-market investments that meet our financial, fundamental, and valuation criteria.

LINE GRAPH: INVESCO  INTERNATIONAL BLUE CHIP VALUE FUND-INVESTOR CLASS GROWTH OF
            $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund-Investor Class to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (10/98) through 4/30/03.

        INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND-INVESTOR CLASS                       MSCI-EAFE INDEX(4)

10/98   $10,000                                         $10,000
4/99    $10,590                                         $11,544
4/00    $12,002                                         $13,180
4/01    $11,272                                         $11,064
4/02    $10,390                                         $ 9,557
4/03    $ 8,459                                         $ 8,036

PIE CHART:  INTERNATIONAL BLUE CHIP VALUE FUND
            COUNTRY BREAKDOWN
            AS OF 4/30/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            United Kingdom..............24.76%
            Japan.......................17.60%
            Switzerland.................10.67%
            France.......................8.27%
            Netherlands..................6.38%
            Spain........................5.15%
            Germany......................3.69%
            Italy........................3.08%
            South Korea..................2.69%
            Finland......................2.61%
            Denmark......................2.05%
            Australia....................1.48%
            Norway.......................1.41%
            Mexico.......................1.39%
            Portugal.....................1.38%
            Sweden.......................1.29%
            Canada.......................0.67%
            Net Cash &
            Cash Equivalents.............5.43%

ENERGY AND UTILITY STOCKS PERFORMED WELL

Considering the fund's return within the context of sector contributions reveals that the portfolio benefited from strong overweighting in the energy and utilities sectors. Increasing oil prices during the build up to the conflict in Iraq supported strong performance from companies such as TotalFinaElf. In the utilities sector, our overweight position as well as stock selection within the industry contributed strongly to the performance of the fund.

Financial companies struggled a bit during the first quarter of 2003, but have rebounded strongly in conjunction with the markets. The financials sector has the largest representation in our portfolio, and careful stock selection has proven very beneficial to the portfolio.

As the world economy continues to struggle, consumer confidence and spending continues to decline. The consumer discretionary and consumer staples sectors were the poorest performing sectors for the past six months. The fund's overweight positions in these sectors detracted from overall performance.

We remain comfortable with the prospects for global equities over the rest of 2003, although market volatility is likely to remain quite high due to the weak economic climate and somewhat uncertain earnings climate. At present, we are able to find companies meeting our financial, valuation, and global sector-based research criteria in almost all major segments of the market.

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-CLASS A  AND CLASS B
             GROWTH OF $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class A to the value of a $10,000 investment in the MSCI-EAFE Index(4), and the value of a $10,000 investment in INVESCO International Blue Chip Value Fund - Class B to the value of a $10,000 investment in the MSCI-EAFE Index (4) assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 4/30/03.

        INVESCO INTERNATIONAL BLUE CHIP     INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND-CLASS A                  VALUE FUND-CLASS B                  MSCI-EAFE INDEX(4)
4/1/02  $10,000                             $10,000                             $10,000
4/02    $ 9,662                             $10,257                             $10,026
4/03    $ 7,848                             $ 7,881                             $ 8,430

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND - CLASS C GROWTH
             OF $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class C to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class C, inclusion of contingent defered sales charge, for the period since inception (2/00) through 4/30/03.

        INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND - CLASS C                    MSCI-EAFE INDEX(4)

2/00    $10,000                                 $10,000
4/00      9,652                                 $ 9,845
4/01      9,001                                 $ 8,265
4/02      8,184                                 $ 7,139
4/03      6,576                                 $ 6,003

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE EUROPEAN/AUSTRALASIA/FAR EASTERN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

FUND MANAGEMENT
TEAM MANAGED

[PHOTOGRAPH OF ERIK B. GRANADE OMITTED]

ERIK B. GRANADE, CFA, CIC

ERIK GRANADE IS CHIEF INVESTMENT OFFICER OF INVESCO GLOBAL ASSET MANAGEMENT (N.A.). HE RECEIVED A BA FROM TRINITY COLLEGE AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. ERIK JOINED INVESCO IN 1996, AND BEGAN HIS INVESTMENT CAREER IN 1986. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

MARKET HEADLINES

MARKET OVERVIEW

NOVEMBER 2002 THROUGH APRIL 2003

Although volatility remained intense, stock markets around the world showed signs of life during the past six months. After a challenging summer that saw economic and geopolitical worries keep investors on their heels, fall 2002 brought some relief. Notably, the relief came in a surprisingly strong third quarter corporate earnings reporting season coupled with another interest rate cut by the U.S. Federal Reserve. These developments had investors optimistic that the world's largest economy might begin its long-awaited recovery. In response, global stocks logged an impressive fourth quarter performance.

The fourth quarter rally was defined by investors' heightened appetite for more aggressive investments. Consequently, sectors believed to possess a higher risk/reward profile, including growth industries such as technology and telecommunications, advanced the furthest. Conversely, more defensive investments, notably bonds, underperformed. Even Japanese stocks, which had been falling in response to continued economic malaise and a dysfunctional banking sector, stabilized at the end of 2002.

While stocks were rallying, the global economy was merely treading water. In the U.S., concerns about Iraq caused a slip in consumer confidence. Economic weakness remained the norm in Europe as well, trends that were exacerbated by the persistently weak dollar. At the same time, oil prices spiked higher in response to labor unrest in Venezuela and concerns that another conflict in the Persian Gulf could lead to supply disruptions. By the end of January, investors began to worry whether stock valuations had become stretched beyond levels justified by the underlying business climate, and U.S. stocks pulled back.

In contrast, Asian markets held up relatively well, despite Japan's economic troubles and concerns stemming from North Korea's nuclear posturing. Thai stocks, in particular, performed well, supported by impressive export numbers. But this solid relative performance was short-lived. By the end of the first quarter, Asian stocks lost much of their momentum to concerns about an unnerving epidemic spreading through China. Severe acute respiratory syndrome (SARS) first hit the headlines in November as officials were shutting down hospitals in a remote region in China. By March, SARS had spread throughout Southeast Asia, west to Europe and across the Atlantic to North America. In addition to being a health threat, SARS also developed into an economic risk, particularly in Southeast Asia, where concerns about the virus kept would-be shoppers at home and discouraged travel to the region.

As the fiscal period came to a close, investors were still seeking direction. On the one hand, some uncertainty was put to rest as the American-led coalition liberated Iraq. However, new questions about the rebuilding process have recently surfaced. In addition, there are concerns about the state of the U.S. economy. Investors will be watching to see whether corporate spending, consumer confidence, and other important measures improve as most analysts expect. Investors are also hoping that the newly elected Republican-majority Congress and President Bush's economic plan -- which includes a proposal for the elimination of individual taxes on dividends -- will foster business-friendly fiscal policy going forward. Overall, few economic analysts foresee a fourth year of broad stock declines, but it will likely take some decisive and lasting signs of improvement before investors regain confidence.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATEFLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

INVESTMENT HOLDINGS
STATEMENT OF INVESTMENT SECURITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
EUROPEAN FUND
97.48  COMMON STOCKS
0.83   AUSTRIA
       Erste Bank der oesterreichen Sparkassen AG(a)       BA                18,400              $    1,455,889
================================================================================================================
0.13   BELGIUM
       Fortis                                              BA                13,530                     225,284
================================================================================================================
0.58   DENMARK
       Group 4 Falck A/S(a)                                DE                57,800                   1,007,839
================================================================================================================
2.75   FINLAND
       Nokia Oyj(a)                                        TE               228,550                   3,866,737
       Sampo Oyj Series A Shrs(a)                          DF               127,700                     926,336
================================================================================================================
                                                                                                      4,793,073
20.17  FRANCE
       Atos Origin SA(b)                                   IS                 3,476                     124,019
       Aventis SA(a)                                       PH                39,200                   1,990,935
       BNP Paribas SA                                      BA                65,900                   3,093,278
       Credit Agricole SA(a)                               BA                90,900                   1,672,818
       Credit Lyonnais SA(a)(b)                            BA                30,300                   1,878,412
       Essilor International SA                            HS                22,970                     940,531
       France Telecom SA(a)                                IE                53,200                   1,228,984
       France Telecom SA(b)
         (Issued from Rights Offering)                     IE                50,540                   1,162,458
       Groupe Danone(a)                                    PF                12,800                   1,811,313
       L'Oreal SA(a)                                       PE                23,000                   1,644,035
       Orange SA(b)                                        WT               206,902                   1,657,881
       Pernod-Ricard SA(a)                                 DV                26,375                   2,315,023
       PSA Peugeot Citroen(a)                              AM                42,100                   1,970,492
       Publicis Groupe(a)                                  AD                70,000                   1,544,432
       Sanofi-Synthelabo SA(a)                             PH                35,000                   2,087,757
       streetTRACKS MSCI Pan Euro ETF(c)                   IN                55,000                   4,378,849
       TotalFinaElf SA                                     IO                32,100                   4,209,273
       Vinci SA(a)                                         EC                22,700                   1,478,192
================================================================================================================
                                                                                                     35,188,682
4.84   GERMANY
       Allianz AG                                          ML                10,800                     763,545
       Continental AG(b)                                   TR                48,478                     867,246
       Deutsche Bank AG(a)                                 BA                17,790                     920,018
       Deutsche Boerse AG(a)                               DF                42,000                   1,968,624
       E.ON AG(a)                                          MU                32,300                   1,546,047
       Medion AG(a)                                        DI                39,000                   1,457,619
       Puma AG Rudolf Dassler Sport(a)                     AA                 9,700                     931,400
================================================================================================================
                                                                                                      8,454,499


                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
1.16   GREECE
       Cosmote Mobile Communications SA                    WT               141,365              $    1,464,044
       Public Power(b)                                     EU                36,780                     557,411
================================================================================================================
                                                                                                      2,021,455
3.53   IRELAND
       Allied Irish Banks PLC                              BA               148,400                   2,277,198
       Bank of Ireland                                     BA               167,000                   2,040,773
       CRH PLC                                             BP               120,000                   1,842,739
================================================================================================================
                                                                                                      6,160,710
2.73   ITALY
       Eni SpA(a)                                          OX               116,000                   1,653,153
       Telecom Italia Mobile SpA(a)                        WT               195,200                     919,298
       UniCredito Italiano SpA(a)                          BA               500,000                   2,187,360
================================================================================================================
                                                                                                      4,759,811
5.04   NETHERLANDS
       Aegon NV                                            ML               109,304                   1,111,268
       ING Groep NV                                        ML               115,000                   1,867,347
       Koninklijke KPN NV(b)                               IE               389,889                   2,593,292
       Koninklijke Philips Electronics NV(a)               CL               108,100                   2,011,062
       VNU NV                                              PU                42,000                   1,218,672
=================================================================================================================
                                                                                                      8,801,641
7.48   SPAIN
       Acesa Infraestructuras SA                           HR                74,700                     971,205
       Altadis SA                                          TO               112,900                   2,910,517
       Banco Popular Espanol SA(a)                         BA                29,100                   1,410,740
       Gas Natural SDG SA(a)                               GU                45,074                     862,689
       Grupo Dragados SA                                   CN                94,900                   1,813,152
       Grupo Ferrovial SA(a)                               CN                65,200                   1,730,309
       Indra Sistemas SA                                   IT               150,000                   1,288,980
       Telefonica SA(b)                                    IE               187,056                   2,068,757
================================================================================================================
                                                                                                     13,056,349
1.87   SWEDEN
       Assa Abloy AB Series B Shrs(a)                      BP                99,583                     949,604
       Getinge AB Series B Shrs                            HS                43,800                     990,623
       Swedish Match AB(a)                                 TO               178,900                   1,323,209
================================================================================================================
                                                                                                      3,263,436
11.28  SWITZERLAND
       Converium Holding AG(b)                             RE                21,300                     961,900
       Lonza Group AG(a)                                   SH                26,200                   1,590,776
       Nestle SA                                           PF                11,500                   2,344,430
       Novartis AG(a)                                      PH               155,050                   6,116,033
       Roche Holding AG                                    PH                32,600                   2,074,305
       Straumann Holding AG                                HC                22,240                   1,984,104
       Swiss Re(a)                                         RE                24,000                   1,567,795
       UBS AG(a)                                           BA                29,900                   1,418,613
       Zurich Financial Services AG                        ML                15,366                   1,620,097
================================================================================================================
                                                                                                     19,678,053


                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

35.09  UNITED KINGDOM
       Anglo American PLC                                  DM                55,700              $      797,642
       Arsenal Holdings PLC(b)                             ME                     2                       4,955
       Associated British Foods PLC                        PF               193,900                   1,668,815
       BP PLC                                              IO             1,156,400                   7,328,178
       British Sky Broadcasting Group PLC(b)               CO               208,004                   2,155,889
       Centrica PLC                                        OQ             1,000,000                   2,657,091
       Compass Group PLC                                   HO               200,000                     920,592
       Enterprise Inns PLC                                 FR                62,605                     613,358
       GlaxoSmithKline PLC                                 PH               279,140                   5,594,539
       HBOS PLC                                            BA               282,900                   3,314,222
       HSBC Holdings PLC                                   BA               444,300                   4,867,752
       Imperial Tobacco Group PLC                          TO               135,700                   2,270,760
       Lloyds TSB Group PLC                                BA               250,400                   1,646,830
       Manchester United PLC                               LF               875,000                   1,936,879
       Marks & Spencer Group PLC                           FR               306,000                   1,425,623
       National Grid Transco PLC                           EU               269,675                   1,771,443
       Royal Bank of Scotland Group PLC                    BA               155,200                   4,070,474
       Severn Trent PLC                                    WU               154,200                   1,762,119
       Shell Transport & Trading PLC                       IO               850,000                   5,091,026
       Unilever PLC                                        FD               155,400                   1,527,464
       Vodafone Group PLC                                  WT             4,275,106                   8,438,370
       WH Smith PLC                                        PU               277,100                   1,357,412
================================================================================================================
                                                                                                     61,221,433
       TOTAL COMMON STOCKS (COST $163,552,448)                                                      170,088,154
================================================================================================================
0.05   FIXED INCOME SECURITIES -- FOREIGN CORPORATE BONDS
0.05   SWITZERLAND
       Credit Suisse Group, Conv Notes, 6.000%,
         12/23/2005 (Amortized Cost $79,046)               DF          $    116,000                      89,504
================================================================================================================
30.89  SHORT-TERM INVESTMENTS -- UNITED STATES
4.59   COMMERCIAL PAPER
       Citigroup Inc, 1.330%, 5/1/2003 (Cost $8,000,000)   DF          $  8,000,000                   8,000,000
================================================================================================================
25.71  INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market
         Reserve Fund(d)(e), 1.084% (Cost $44,857,725)     IN            44,857,725                  44,857,725
================================================================================================================
0.59   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 4/30/2003 due 5/1/2003 at 1.260%,
         repurchased at $1,034,036 (Collateralized by
         Federal Home Loan Bank, Bonds, due 4/13/2004
         at 1.360%, value $1,056,580) (Cost $1,034,000)    RA          $  1,034,000                   1,034,000
================================================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (COST $53,891,725)                                                                          53,891,725
================================================================================================================
128.42 TOTAL INVESTMENTS AT VALUE
         (COST $217,523,219)                                                                        224,069,383
================================================================================================================
(28.42)OTHER ASSETS LESS LIABILITIES                                                                (49,583,976)
================================================================================================================
100.00 NET ASSETS AT VALUE                                                                       $  174,485,407
================================================================================================================

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

INTERNATIONAL BLUE CHIP VALUE FUND
94.57  COMMON STOCKS
1.48   AUSTRALIA
       National Australia Bank Ltd                         BA                32,300              $      656,671
================================================================================================================
0.67   CANADA
       Barrick Gold                                        GO                20,000                     299,000
================================================================================================================
2.05   DENMARK
       Danske Bank A/S                                     BA                47,400                     911,997
================================================================================================================
2.61   FINLAND
       Nokia Oyj                                           TE                28,500                     482,179
       Stora Enso Oyj Series R Shrs                        PR                62,500                     679,365
================================================================================================================
                                                                                                      1,161,544
8.27   FRANCE
       Compagnie de Saint-Gobain                           BP                17,900                     619,668
       Compagnie Generale des Etablissements
         Michelin Series B Shrs                            TR                27,700                   1,024,773
       Societe Generale Series A Shrs                      BA                16,900                   1,033,550
       TotalFinaElf SA Sponsored ADR
         Representing 1/2 Ord Shr                          IO                15,150                     995,355
================================================================================================================
                                                                                                      3,673,346
3.69   GERMANY
       BASF AG(a)                                          DC                21,300                     950,119
       Deutsche Bank AG                                    BA                13,300                     687,815
================================================================================================================
                                                                                                      1,637,934
3.08   ITALY
       Eni SpA Sponsored ADR Representing 5 Ord Shrs(a)    IO                13,000                     923,650
       Sanpaolo IMI SpA Sponsored ADR
         Representing 2 Ord Shrs(a)                        BA                26,800                     442,200
================================================================================================================
                                                                                                      1,365,850
17.60  JAPAN
       Canon Inc                                           OE                23,000                     929,566
       Fuji Photo Film Ltd                                 PT                36,000                     917,659
       Hitachi Ltd Sponsored ADR Representing 10 Ord Shrs  EE                14,200                     476,410
       Ito-Yokado Ltd                                      FR                17,000                     399,841
       Kao Corp                                            HP                25,000                     455,937
       Kyocera Corp                                        EE                 6,900                     336,726
       Nintendo Ltd                                        LP                 9,300                     726,782
       Nippon Telegraph & Telephone Sponsored ADR
         Representing 1/200 Ord Shr                        IE                46,300                     807,472
       Sony Corp Sponsored ADR Representing Ord Shrs       CL                24,300                     601,182
       Takeda Chemical Industries Ltd                      PH                21,000                     769,495
       Takefuji Corp                                       CF                 7,850                     408,758
       TDK Corp                                            EE                12,500                     433,926
       Toyota Motor                                        AM                24,500                     554,670
================================================================================================================
                                                                                                      7,818,424
1.39   MEXICO
       Telefonos de Mexico SA de CV Sponsored ADR
         Representing 20 Series L Shrs                     IE                20,500                     619,305
================================================================================================================

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

6.38   NETHERLANDS
       ABN AMRO Holding NV Sponsored ADR
         Representing Ord Shrs                             BA                31,200              $      516,048
       ING Groep NV                                        ML                61,100                     992,130
       Koninklijke Philips Electronics NV New York
         Registered Shrs                                   CL                41,000                     765,880
       Unilever NV New York Registered Shrs                PF                 8,875                     558,859
================================================================================================================
                                                                                                      2,832,917
1.41   NORWAY
       Statoil ASA                                         OR                78,900                     625,761
================================================================================================================
1.38   PORTUGAL
       Portugal Telecom SGPS SA Sponsored ADR
         Representing Ord Shrs                             IE                86,600                     613,128
================================================================================================================
2.69   SOUTH KOREA
       Korea Electric Power Sponsored ADR
         Representing 1/2 Ord Shr                          EU                56,800                     535,056
       KT Corp Sponsored ADR Representing 1/2 Ord Shr      IE                32,700                     661,848
================================================================================================================
                                                                                                      1,196,904
5.15   SPAIN
       Banco Popular Espanol SA                            BA                 9,900                     479,942
       Endesa SA Sponsored ADR Representing Ord Shrs       EU                88,300                   1,258,275
       Repsol YPF SA Sponsored ADR Representing Ord Shrs   IO                37,600                     547,080
================================================================================================================
                                                                                                      2,285,297
1.29   SWEDEN
       Volvo AB Series B Shrs                              AM                28,700                     573,670
================================================================================================================
10.67  SWITZERLAND
       Nestle SA(a)                                        PF                 5,500                   1,121,249
       Novartis AG(a)                                      PH                34,300                   1,352,982
       Roche Holding AG                                    PH                13,100                     833,540
       Syngenta AG(a)                                      FA                14,150                     730,296
       Zurich Financial Services AG                        ML                 6,632                     699,238
================================================================================================================
                                                                                                      4,737,305
24.76  UNITED KINGDOM
       Abbey National PLC                                  BA                86,700                     615,936
       Amersham PLC                                        HC                44,300                     318,434
       BAE Systems PLC                                     AE               268,500                     544,995
       BP PLC                                              IO               179,400                   1,136,869
       BT Group PLC                                        IE               143,000                     409,675
       Cadbury Schweppes PLC                               PF               176,000                     980,303
       Diageo PLC                                          BR                79,000                     876,257
       GlaxoSmithKline PLC                                 PH                34,000                     681,430
       GlaxoSmithKline PLC Sponsored ADR
         Representing 2 Ord Shrs                           PH                 5,600                     226,912
       HSBC Holdings PLC                                   BA               101,000                   1,106,556
       Kingfisher PLC                                      GM               171,000                     668,220
       Marks & Spencer Group PLC                           FR                82,571                     384,690
       Rolls-Royce PLC(a)                                  AE               210,000                     304,586
       Royal Bank of Scotland Group PLC                    BA                27,200                     713,382
       Scottish Power PLC                                  EU               184,500                   1,146,335

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
       Shell Transport & Trading PLC New York
         Registered Shrs                                   IO                24,400              $      880,596
================================================================================================================
                                                                                                     10,995,176
       TOTAL COMMON STOCKS (COST $44,529,932)                                                        42,004,229
================================================================================================================
9.18   SHORT-TERM INVESTMENTS -- INVESTMENT COMPANIES
9.18   UNITED STATES
       INVESCO Treasurer's Series Money Market
         Reserve Fund(d)(e), 1.084% (Cost $4,076,439)      IN             4,076,439                   4,076,439
================================================================================================================
103.75 TOTAL INVESTMENTS AT VALUE
        (COST $48,606,371)                                                                           46,080,668
================================================================================================================
(3.75) OTHER ASSETS LESS LIABILITIES                                                                 (1,666,303)
================================================================================================================
100.00 NET ASSETS AT VALUE                                                                       $   44,414,365
================================================================================================================

(a) Loaned security, a portion or all of the security is on loan at April 30, 2003.

(b)  Security is non-income producing.

(c)  ETF - Exchange Traded Fund.

(d) The security is purchased with the cash collateral received from securities on loan (Note 5).

(e)  Security is an affiliated company (Note 4).

SUMMARY OF INVESTMENTS BY INDUSTRY

                                                            % OF
                                  INDUSTRY            NET ASSETS
INDUSTRY                              CODE              AT VALUE             VALUE
--------------------------------------------------------------------------------------------
EUROPEAN FUND
Advertising                             AD                  0.88%   $    1,544,432
Apparel, Accessories & Luxury Goods     AA                  0.53           931,400
Automobile Manufacturers                AM                  1.13         1,970,492
Banks                                   BA                 18.61        32,479,661
Building Products                       BP                  1.60         2,792,343
Cable & Satellite Operators             CO                  1.24         2,155,889
Construction & Engineering              CN                  2.03         3,543,461
Consumer Electronics                    CL                  1.15         2,011,062
Distillers & Vintners                   DV                  1.33         2,315,023
Distributors                            DI                  0.83         1,457,619
Diversified Commercial Services         DE                  0.58         1,007,839
Diversified Financial Services          DF                  6.29        10,984,464
Diversified Metals & Mining             DM                  0.46           797,642
Electric Utilities                      EU                  1.33         2,328,854
Electronic Components & Equipment       EC                  0.85         1,478,192
Food Distributors                       FD                  0.88         1,527,464
Food Retail                             FR                  1.17         2,038,981
Gas Utilities                           GU                  0.49           862,689
Health Care Equipment                   HC                  1.14         1,984,104
Health Care Supplies                    HS                  1.11         1,931,154
Highways & Railtracks                   HR                  0.56           971,205
Hotels & Resorts                        HO                  0.53           920,592
Integrated Oil & Gas                    IO                  9.53        16,628,477
Integrated Telecommunication Services   IE                  4.04         7,053,491

SUMMARY OF INVESTMENTS BY INDUSTRY
 (CONTINUED)
                                                            % OF
                                  INDUSTRY            NET ASSETS
INDUSTRY                              CODE              AT VALUE             VALUE
--------------------------------------------------------------------------------------------
EUROPEAN FUND (CONTINUED)
Internet Software & Services            IS                  0.07%   $      124,019
Investment Companies                    IN                 28.22        49,236,574
IT Consulting & Services                IT                  0.74         1,288,980
Leisure Facilities                      LF                  1.11         1,936,879
Movies & Entertainment                  ME                  0.00             4,955
Multi-Line Insurance                    ML                  3.07         5,362,257
Multi-Utilities                         MU                  0.89         1,546,047
Oil & Gas Equipment & Services          OQ                  1.52         2,657,091
Oil & Gas Exploration, Production &
  Transportation                        OX                  0.95         1,653,153
Packaged Foods & Meats                  PF                  3.34         5,824,558
Personal Products                       PE                  0.94         1,644,035
Pharmaceuticals                         PH                 10.24        17,863,569
Publishing & Printing                   PU                  1.48         2,576,084
Reinsurance                             RE                  1.45         2,529,695
Repurchase Agreements                   RA                  0.59         1,034,000
Specialty Chemicals                     SH                  0.91         1,590,776
Telecommunications Equipment            TE                  2.22         3,866,737
Tires & Rubber                          TR                  0.50           867,246
Tobacco                                 TO                  3.73         6,504,486
Water Utilities                         WU                  1.01         1,762,119
Wireless Telecommunication Services     WT                  7.15        12,479,593
Other Assets Less Liabilities                             (28.42)      (49,583,976)
============================================================================================
                                                           100.00%  $  174,485,407
============================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
Aerospace & Defense                     AE                   1.91%  $      849,581
Automobile Manufacturers                AM                   2.54        1,128,340
Banks                                   BA                  16.13        7,164,097
Brewers                                 BR                   1.97          876,257
Building Products                       BP                   1.39          619,668
Consumer Electronics                    CL                   3.08        1,367,062
Consumer Finance                        CF                   0.92          408,758
Diversified Chemicals                   DC                   2.14          950,119
Electric Utilities                      EU                   6.62        2,939,666
Electronic Equipment & Instruments      EE                   2.81        1,247,062
Fertilizers & Agricultural Chemicals    FA                   1.64          730,296
Food Retail                             FR                   1.77          784,531
General Merchandise Stores              GM                   1.50          668,220
Gold                                    GO                   0.67          299,000
Health Care Equipment                   HC                   0.72          318,434
Household Products                      HP                   1.03          455,937
Integrated Oil & Gas                    IO                  10.09        4,483,550
Integrated Telecommunication Services   IE                   7.00        3,111,428
Investment Companies                    IN                   9.18        4,076,439
Leisure Products                        LP                   1.64          726,782
Multi-Line Insurance                    ML                   3.81        1,691,368
Office Electronics                      OE                   2.09          929,566
Oil & Gas Refining & Marketing          OR                   1.41          625,761
Packaged Foods & Meats                  PF                   5.99        2,660,411
Paper Products                          PR                   1.53          679,365

SUMMARY OF INVESTMENTS BY INDUSTRY
  (CONTINUED)
                                                            % OF
                                  INDUSTRY            NET ASSETS
INDUSTRY                              CODE              AT VALUE             VALUE
--------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP VALUE FUND (CONTINUED)
Pharmaceuticals                         PH                  8.70%   $    3,864,359
Photographic Products                   PT                  2.07           917,659
Telecommunications Equipment            TE                  1.09           482,179
Tires & Rubber                          TR                  2.31         1,024,773
Other Assets Less Liabilities                              (3.75)       (1,666,303)
============================================================================================
                                                           100.00%  $   44,414,365
============================================================================================

See Notes to Financial Statements
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

                                                                                       INTERNATIONAL
                                                                 EUROPEAN                  BLUE CHIP
                                                                     FUND                 VALUE FUND
-----------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                                           $   217,523,219             $   48,606,371
=====================================================================================================
  At Value(a)(b)                                          $   224,069,383             $   46,080,668
Cash                                                               43,994                  1,333,665
Foreign Currency (Cost $209,773 and $35,599, respectively)        212,247                     36,056
Receivables:
  Investment Securities Sold                                    6,118,848                  1,351,486
  Fund Shares Sold                                              1,538,034                    468,177
  Dividends and Interest                                          931,008                    292,963
  Foreign Tax Reclaim                                             132,792                     42,218
Prepaid Expenses and Other Assets                                  51,863                     29,626
=====================================================================================================
TOTAL ASSETS                                                  233,098,169                 49,634,859
=====================================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                               8,348,923                    105,074
  Fund Shares Repurchased                                       5,277,373                  1,009,394
  Securities Loaned                                            44,857,725                  4,076,439
Depreciation on Forward Foreign Currency Contracts                 15,584                      9,317
Accrued Distribution Expenses
  Investor Class                                                   33,252                      7,787
  Class A                                                           1,304                        683
  Class B                                                              59                        230
  Class C                                                           3,251                      2,038
  Class K                                                             144                         --
Accrued Expenses and Other Payables                                75,147                      9,532
=====================================================================================================
TOTAL LIABILITIES                                              58,612,762                  5,220,494
=====================================================================================================
NET ASSETS AT VALUE                                       $   174,485,407             $   44,414,365
=====================================================================================================
NET ASSETS
Paid-in Capital(c)                                        $   471,971,191             $   59,342,941
Accumulated Undistributed Net Investment Income                   695,618                    385,049
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions    (304,757,575)               (12,797,238)
Net Appreciation (Depreciation) of Investment Securities
  and Foreign Currency Transactions                             6,576,173                 (2,516,387)
=====================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding     $   174,485,407             $   44,414,365
=====================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                          $   165,319,162             $   39,323,230
=====================================================================================================
  Class A                                                 $     5,225,252             $    3,098,051
=====================================================================================================
  Class B                                                 $        73,978             $      293,209
=====================================================================================================
  Class C                                                 $     3,522,173             $    1,699,875
=====================================================================================================
  Class K                                                 $       344,842                         --
=====================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

                                                                                       INTERNATIONAL
                                                                 EUROPEAN                  BLUE CHIP
                                                                     FUND                 VALUE FUND
                                                               (CONTINUED)                (CONTINUED)
-----------------------------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                               21,335,597                  5,252,036
  Class A                                                         697,061                    416,512
  Class B                                                           9,619                     39,508
  Class C                                                         488,228                    234,648
  Class K                                                          45,023                         --
=====================================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share $          7.75             $         7.49
  Class A
    Redemption Price per Share                            $          7.50             $         7.44
    Offering Price per Share (Maximum sales charge of
      5.50%)                                              $          7.94             $         7.87
  Class B, Offering and Redemption Price per Share        $          7.69             $         7.42
  Class C, Offering and Redemption Price per Share        $          7.21             $         7.24
  Class K, Offering and Redemption Price per Share        $          7.66                         --
=====================================================================================================

(a) Investment securities at cost and value at April 30, 2003 includes a repurchase agreement of $1,034,000 for European Fund.

(b)  Investment  securities  at  cost  and  value  at  April  30,  2003  include
     $43,207,642   and   $3,945,206  of  securities   loaned  for  European  and
     International Blue Chip Value Funds, respectively (Note 5).

(c) The INVESCO International Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to European Fund and 400 million to International Blue Chip Value Fund: 200 million to European Fund - Investor Class 100 million to each additional class of European Fund and 100 million to each class of International Blue Chip Value Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO INTERNATIONAL FUNDS, INC.
SIX MONTHS ENDED APRIL 30, 2003
UNAUDITED

                                                                                       INTERNATIONAL
                                                                 EUROPEAN                  BLUE CHIP
                                                                     FUND                 VALUE FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                 $     2,537,516             $      784,675
Interest                                                           30,223                      6,024
Securities Loaned Income                                           49,115                      7,721
  Foreign Taxes Withheld                                         (307,694)                   (98,839)
=====================================================================================================
  TOTAL INCOME                                                  2,309,160                    699,581
=====================================================================================================
EXPENSES
Investment Advisory Fees                                          673,995                    160,930
Distribution Expenses                                             241,940                     62,018
Transfer Agent Fees                                               634,721                    154,620
Administrative Services Fees                                       45,440                     14,656
Custodian Fees and Expenses                                       102,814                     20,175
Directors' Fees and Expenses                                       12,504                      6,008
Interest Expenses                                                  14,462                        996
Professional Fees and Expenses                                     31,785                     17,765
Registration Fees and Expenses
  Investor Class                                                   14,748                      8,611
  Class A                                                           1,437                      1,343
  Class B                                                           1,219                      1,221
  Class C                                                           2,425                      1,958
  Class K                                                           2,544                         --
Reports to Shareholders                                           107,869                     36,431
Other Expenses                                                     27,837                     11,929
=====================================================================================================
  TOTAL EXPENSES                                                1,915,740                    498,661
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser    (342,886)                   (65,747)
  Fees and Expenses Paid Indirectly                                  (228)                      (104)
=====================================================================================================
    NET EXPENSES                                                1,572,626                    432,810
=====================================================================================================
NET INVESTMENT INCOME                                             736,534                    266,771
=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                       (54,135,754)                (3,860,562)
  Foreign Currency Transactions                                13,943,604                    702,954
=====================================================================================================
    Total Net Realized Loss                                   (40,192,150)                (3,157,608)
=====================================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                                        41,243,641                  2,398,189
  Foreign Currency Transactions                                 1,941,122                  1,319,065
=====================================================================================================
    Total Change in Net Appreciation/Depreciation              43,184,763                  3,717,254
=====================================================================================================
NET GAIN ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                             2,992,613                    559,646
=====================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                         $     3,729,147             $      826,417
=====================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FUND

                                                               SIX MONTHS                       YEAR
                                                                    ENDED                      ENDED
                                                                 APRIL 30                 OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                                                     2003                       2002
                                                                UNAUDITED                    (Note 1)

OPERATIONS
Net Investment Income (Loss)                              $       736,534             $   (1,076,595)
Net Realized Loss                                             (40,192,150)               (94,818,094)
Change in Net Appreciation/Depreciation                        43,184,763                 26,752,526
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                               3,729,147                (69,142,163)
=====================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                              145,434,247                351,113,065
  Class A                                                     141,857,577                 47,565,200
  Class B                                                               0                     94,231
  Class C                                                     135,609,840                464,753,300
  Class K                                                       3,195,271                  5,719,722
=====================================================================================================
                                                              426,096,935                869,245,518
Amounts Paid for Repurchases of Shares
  Investor Class                                             (167,879,002)              (445,595,035)
  Class A                                                    (149,878,362)               (35,891,283)
  Class B                                                               0                     (1,007)
  Class C                                                    (144,078,614)              (466,940,753)
  Class K                                                      (3,545,383)                (4,871,596)
=====================================================================================================
                                                             (465,381,361)              (953,299,674)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                (39,284,426)               (84,054,156)
=====================================================================================================
TOTAL DECREASE IN NET ASSETS                                  (35,555,279)              (153,196,319)
NET ASSETS
Beginning of Period                                           210,040,686                363,237,005
=====================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income (Loss) of
  $695,618 and ($40,916), respectively)                   $   174,485,407             $  210,040,686
=====================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
INTERNATIONAL BLUE CHIP VALUE FUND

                                                               SIX MONTHS                       YEAR
                                                                    ENDED                      ENDED
                                                                 APRIL 30                 OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                                                     2003                       2002
                                                                UNAUDITED                    (Note 1)
OPERATIONS
Net Investment Income                                     $       266,771             $      200,261
Net Realized Loss                                              (3,157,608)                (3,993,895)
Change in Net Appreciation/Depreciation                         3,717,254                 (1,443,362)
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                                 826,417                 (5,236,996)
=====================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                9,961,212                 58,150,538
  Class A                                                      29,152,883                 15,202,267
  Class B                                                         250,091                    207,861
  Class C                                                      29,323,576                 40,714,473
=====================================================================================================
                                                               68,687,762                114,275,139
Amounts Paid for Repurchases of Shares
  Investor Class                                              (11,940,444)               (58,556,618)
  Class A                                                     (29,011,256)               (12,396,273)
  Class B                                                         (45,836)                  (108,262)
  Class C                                                     (28,865,207)               (41,048,220)
=====================================================================================================
                                                              (69,862,743)              (112,109,373)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                 (1,174,981)                 2,165,766
=====================================================================================================
TOTAL DECREASE IN NET ASSETS                                     (348,564)                (3,071,230)
NET ASSETS
Beginning of Period                                            44,762,929                 47,834,159
=====================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $385,049 and $118,278, respectively)                    $    44,414,365             $   44,762,929
=====================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO INTERNATIONAL FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO International Funds, Inc. is incorporated in Maryland and presently consists of two separate Funds: European Fund and International Blue Chip Value Fund
(individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek capital appreciation through investments in designated geographical sectors for European Fund and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Value Fund. INVESCO International Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, the Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contigent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended April 30, 2003, European and International Blue Chip Value Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at April 30, 2003 include:

                                                                                                        NET TAX
                                                COST OF         GROSS TAX         GROSS TAX        APPRECIATION
                                        INVESTMENTS FOR        UNREALIZED        UNREALIZED      (DEPRECIATION)
FUND                                       TAX PURPOSES      APPRECIATION      DEPRECIATION      ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------
European Fund                           $   175,060,496    $   13,836,668     $   9,685,506       $   4,151,162
International Blue Chip Value Fund           51,890,548         3,391,066         9,200,946          (5,809,880)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                       AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                                         $500      $700        $1        $2        $4        $6
                          $0 TO     $0 TO   $350 TO   MILLION   MILLION   BILLION   BILLION   BILLION   BILLION      OVER
                           $350      $500      $700     TO $1     TO $2     TO $2     TO $4     TO $6     TO $8        $8
FUND                    MILLION   MILLION   MILLION   BILLION   BILLION   BILLION   BILLION   BILLION   BILLION   BILLION
-------------------------------------------------------------------------------------------------------------------------
European Fund             0.75%        --     0.65%        --     0.55%        --     0.45%     0.40%    0.375%     0.35%
International Blue
  Chip Value Fund            --     0.75%        --     0.65%        --     0.55%     0.45%     0.40%    0.375%     0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAML"), an affiliate of IFG, investment decisions of European Fund are made by IAML. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Value Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. Effective July 1, 2003, the Distributor will change to AIM Distributors Inc., an affiliate of IFG. For the six months ended April 30, 2003, amounts paid to the Distributor were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  218,031   $  8,851    $  357  $  20,507  $  1,194
International Blue Chip Value Fund        49,870      3,149       879      7,716        --

If the Class B Plan is terminated, the Board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the six months ended April 30, 2003, for Class B were as follows:

                                                                     DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                         AGGREGATE        UNREIMBURSED
                                                                      UNREIMBURSED       EXPENSES AS %
                                                AMOUNT RETAINED           EXPENSES       OF NET ASSETS
FUND                                             BY DISTRIBUTOR         UNDER PLAN            OF CLASS
------------------------------------------------------------------------------------------------------
European Fund - Class B Plan                            $   306            $     0               0.00%
International Blue Chip Value Fund - Class B Plan         1,012              5,840               1.99%

Distribution Expenses for each Class as presented in the Statement of Operations for the six months ended April 30, 2003 were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  213,123    $ 8,629    $  357  $  18,748  $  1,083
International Blue Chip Value Fund        48,795      3,323     1,034      8,866        --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the six months ended April 30, 2003 amounted to $217,041 for European Fund and $36,477 for International Blue Chip Value Fund, of which $110,223 and $8,677, respectively, were retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each Class as presented in the Statement of Operations for the six months ended April 30, 2003 were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  609,638   $  2,417     $  84  $  20,384  $  2,198
International Blue Chip Value Fund       139,986      2,092       411     12,131        --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by European Fund and IFG and IGAM have agreed to absorb and assume certain fees and expenses incurred by International Blue Chip Value Fund. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the six months ended April 30, 2003, total fees and expenses voluntarily absorbed were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  317,922       $  0  $  1,886  $  18,652  $  4,426
International Blue Chip Value Fund        53,116          0     1,828     10,803        --

At April 30, 2003, the reimbursement that may potentially be made by the Funds to IFG that will expire during the calendar years ended 2005 and 2006, are as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  518,984       $  0  $  1,886  $  27,950  $  5,269
International Blue Chip Value Fund        53,116          0     1,828     14,057        --

During the six months ended April 30, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $        0       $  0  $      0  $     190  $      0
International Blue Chip Value Fund             0          0         0          0        --

A 2% redemption fee is retained by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund's Investor Class shares. Total redemption fees received by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class for the six months ended April 30, 2003 were $39,074 and $2,901, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended April 30, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                             PURCHASES                SALES
--------------------------------------------------------------------------------
European Fund                               $  105,666,109       $  138,004,492
International Blue Chip Value Fund               9,427,225           11,432,112

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAML or IGAM.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the six months ended April 30, 2003, included in Directors' Fees and Expenses in the Statement of Operations and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities were as follows:

                                                         PENSION        PENSION
FUND                                                    EXPENSES      LIABILITY
--------------------------------------------------------------------------------
European Fund                                         $    3,706     $   33,582
International Blue Chip Value Fund                           651          5,797

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the six months ended April 30, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                        REALIZED
                                       PURCHASES                     SALES        GAIN (LOSS) ON
                                  ------------------------------------------------    INVESTMENT     VALUE AT
AFFILIATE                         SHARES          COST        SHARES      PROCEEDS    SECURITIES    4/30/2003
--------------------------------------------------------------------------------------------------------------
EUROPEAN FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       101,828,650   $ 101,828,650  70,272,100  $ 70,272,100    $        0  $ 44,857,725

INTERNATIONAL BLUE CHIP
  VALUE FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                         9,943,973       9,943,973   7,313,534     7,313,534             0     4,076,439

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of April 30, 2003, European and International Blue Chip Value Funds have on loan securities valued at $43,207,642 and $3,945,206, respectively, and cash collateral of $44,857,725 and $4,076,439, respectively, has been invested in the INVESCO Treasurer's Series Money Market Reserve Fund and is disclosed in the Statement of Investment
Securities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of
Operations. Of the securities lending income received for European and International Blue Chip Value Funds $49,115 and $7,721, respectively, were received from investments in INVESCO Treasurer's Series Money Market Reserve Fund.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the six months ended April 30, 2003, European and International Blue Chip Value Funds borrowed cash at a weighted average rate ranging from 1.48% to 1.49%, and interest expenses amounted to $14,462 and $996, respectively.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the six months ended April 30, 2003, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1.00% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the six months ended April 30, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                  CLASS A        CLASS B        CLASS C        CLASS K
--------------------------------------------------------------------------------------------
European Fund                      $    8,230        $     0        $10,211        $     0
International Blue Chip Value Fund      2,868              0            200             --

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the six months ended April 30, 2003 and the year/period ended October 31, 2002 were as follows:

                                           EUROPEAN FUND           INTERNATIONAL BLUE CHIP VALUE FUND
                                   SIX MONTHS           YEAR       SIX MONTHS                    YEAR
                                        ENDED          ENDED            ENDED                   ENDED
                                     APRIL 30     OCTOBER 31         APRIL 30              OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                         2003           2002             2003                    2002
                                    UNAUDITED        (Note 1)       UNAUDITED                (Note 1)
Shares Sold
   Investor Class                  19,556,041     37,516,059        1,354,312              6,990,083
   Class A                         19,536,588      6,520,667        3,975,754              2,113,666
   Class B                                  0          9,746           34,117                 26,062
   Class C                         19,299,232     54,499,792        4,141,680              4,961,956
   Class K                            434,439        603,756               --                     --
=====================================================================================================
                                   58,826,300     99,150,020        9,505,863             14,091,767
Shares Repurchased
   Investor Class                 (22,403,253)   (46,751,700)      (1,627,808)            (7,163,885)
   Class A                        (20,569,311)    (4,790,883)      (3,961,768)            (1,711,140)
   Class B                                  0           (127)          (6,103)               (14,568)
   Class C                        (20,374,136)   (53,821,367)      (4,062,666)            (4,964,120)
   Class K                           (478,306)      (525,731)              --                     --
=====================================================================================================
                                  (63,825,006)  (105,889,808)      (9,658,345)           (13,853,713)
NET INCREASE (DECREASE)
   IN FUND SHARES                  (4,998,706)    (6,739,788)        (152,482)               238,054
=====================================================================================================

NOTE 10 -- SUBSEQUENT EVENTS. On June 9, 2003, the Board of Directors for the INVESCO European Fund ("Selling Fund") and on June 11, 2003, the Board of Trustees of the AIM International Core Equity Fund ("Selling Fund") approved an Agreement and Plan of Reorganization (the "Plan") for the sale of all of the assets of the Selling Funds to AIM European Growth Fund and INVESCO
International Blue Chip Value Fund, respectively. The Plan is more fully described in a proxy statement to be presented for shareholder consideration.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             SIX MONTHS
                                                  ENDED
                                               APRIL 30                             YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------
                                                   2003         2002         2001         2000         1999         1998
                                              UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $     7.66    $   10.59    $   21.53    $   18.01    $   17.62    $   17.34
=========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income (Loss)(b)                    0.03        (0.00)       (0.00)       (0.11)       (0.09)        0.04
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   0.06        (2.93)       (9.47)        4.07         2.18         3.58
=========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.09        (2.93)       (9.47)        3.96         2.09         3.62
=========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00         0.00         1.47         0.44         1.70         3.34
=========================================================================================================================
Net Asset Value -- End of Period             $     7.75    $    7.66    $   10.59    $   21.53    $   18.01    $   17.62
=========================================================================================================================

TOTAL RETURN                                      1.17%(c)   (27.74%)     (46.45%)      22.08%       12.64%       24.92%

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  165,319    $ 185,225    $ 354,045    $ 894,943    $ 546,257    $ 672,146
Ratio of Expenses to Average Net
  Assets(d)(e)                                    0.86%(c)     1.74%        1.54%        1.33%        1.56%        1.34%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(e)                        0.43%(c)    (0.36%)      (0.37%)      (0.42%)      (0.48%)       0.24%
Portfolio Turnover Rate                             59%(c)       86%          89%          84%          90%         102%

(a)  The per share  information  was  computed  based on average  shares for the years ended October 31, 2000 and 1999.

(b)  Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended October 31, 2002 and 2001.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  if  applicable, which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended April 30, 2003 and the year ended  October 31,  2002.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.05% and 1.82%, respectively,  and ratio of net investment income (loss) to average net assets  would have been 0.24% and (0.44%), respectively.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    CLASS A                           CLASS B
                                        SIX MONTHS           PERIOD       SIX MONTHS           PERIOD
                                             ENDED            ENDED            ENDED            ENDED
                                          APRIL 30       OCTOBER 31         APRIL 30       OCTOBER 31
------------------------------------------------------------------------------------------------------
                                              2003             2002(a)          2003           2002(a)
                                         UNAUDITED                         UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  7.42         $  10.77          $  7.63       $  10.77
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                  0.07             0.04             0.01          (0.04)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              0.01            (3.39)            0.05          (3.10)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              0.08            (3.35)            0.06          (3.14)
======================================================================================================
Net Asset Value -- End of Period           $  7.50         $   7.42          $  7.69       $   7.63
======================================================================================================

TOTAL RETURN(c)                              1.21%(d)       (31.20%)(d)        0.79%(d)     (29.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 5,225         $ 12,827          $    74       $     73
Ratio of Expenses to Average Net
  Assets(e)(f)                               0.74%(d)         1.35%(g)         1.23%(d)       2.39%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                      0.14%(d)         0.03%(g)         0.09%(d)      (0.94%)(g)
Portfolio Turnover Rate                        59%(d)           86%(h)           59%(d)         86%(h)

(a)  From April 1, 2002, inception of Class, to October 31, 2002.

(b)  The per share  information for Class B was computed based on average shares for the period ended
     October 31, 2002.

(c)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various  expenses of Class B were  voluntarily  absorbed by IFG for the six months ended April 30, 2003.
     If such  expenses  had not been  voluntarily absorbed  for Class B, ratio of expenses  to average net assets  would have been 3.86% and ratio of net  investment  loss to average  net assets  would have been (2.54%).

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended October 31, 2002.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS C
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS                                    PERIOD
                                                     ENDED                                     ENDED
                                                  APRIL 30      YEAR ENDED OCTOBER 31     OCTOBER 31
------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001           2000(a)
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  7.19     $  10.26     $  21.38       $  28.72
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                               (0.05)       (0.00)       (0.12)         (0.04)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                            0.07        (3.07)       (9.53)         (7.30)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      0.02        (3.07)       (9.65)         (7.34)
======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00         0.00         1.47           0.00
======================================================================================================
Net Asset Value -- End of Period                   $  7.21     $   7.19     $  10.26       $  21.38
======================================================================================================

TOTAL RETURN(d)                                      0.28%(e)   (29.92%)     (47.76%)       (25.56%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $ 3,522     $ 11,242     $  9,077       $  2,582
Ratio of Expenses to Average Net Assets(f)(g)        1.23%(e)     2.64%        2.75%          2.08%(h)
Ratio of Net Investment Loss to Average Net
  Assets(g)                                         (0.21%)(e)   (1.34%)      (1.27%)        (0.88%)(h)
Portfolio Turnover Rate                                59%(e)       86%          89%            84%(i)

(a)  From February 15, 2000, inception of Class, to October 31, 2000.

(b)  The per share information was computed based on average shares for the year ended October 31, 2001.

(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31,
     2002.

(d)  The applicable CDSC is not included in the Total Return calculation.

(e)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(f)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(g)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended April 30,
     2003 and the year ended  October 31,  2002.  If such expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 1.73% and 2.89%, respectively,  and ratio of net investment  loss to average net assets would have been (0.71%) and (1.59%), respectively.

(h)  Annualized

(i)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended October 31, 2000.

FINANCIAL HIHGLIGHTS

EUROPEAN FUND -- CLASS K
--------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                            SIX MONTHS               YEAR            PERIOD
                                                 ENDED              ENDED             ENDED
                                              APRIL 30         OCTOBER 31        OCTOBER 31
--------------------------------------------------------------------------------------------
                                                  2003               2002           2001(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   7.57          $   10.52      $   17.88
============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                   0.01              (0.08)         (0.00)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                        0.08              (2.87)         (7.36)
============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  0.09              (2.95)         (7.36)
============================================================================================
Net Asset Value -- End of Period              $   7.66          $    7.57      $   10.52
============================================================================================

TOTAL RETURN                                     1.19%(d)         (28.04%)       (41.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $    345          $     673      $     114
Ratio of Expenses to Average Net Assets(e)(f)    0.96%(d)           2.12%          2.20%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                          0.13%(d)          (0.70%)        (0.58%)(g)
Portfolio Turnover Rate                            59%(d)             86%            89%(h)

(a) From December 14, 2000, inception of Class, to October 31, 2001.

(b) The per share information was computed based on average shares for the six months ended April 30,
    2003 and the period ended October 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended October 31,
    2001.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended April 30,
    2003, the year ended October 31,2002 and the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.87%, 2.22% and
    56.83% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.78%), (0.80%) and (55.21%) (annualized), respectively.

(g) Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2001.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             SIX MONTHS                                                           PERIOD
                                                  ENDED                                                            ENDED
                                               APRIL 30                 YEAR ENDED OCTOBER 31                 OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                   2003         2002         2001         2000         1999         1998(a)
                                              UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $     7.35    $    8.17    $   11.16    $   11.23    $   10.02    $   10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                    0.05         0.05         0.03        (0.01)        0.02         0.00
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   0.09        (0.87)       (2.07)        0.27         1.21         0.02
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.14        (0.82)       (2.04)        0.26         1.23         0.02
===========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00         0.00         0.95         0.33         0.02         0.00
===========================================================================================================================
Net Asset Value -- End of Period             $     7.49    $    7.35    $    8.17    $   11.16    $   11.23    $   10.02
===========================================================================================================================

TOTAL RETURN                                      1.90%(c)   (10.04%)     (19.74%)       2.66%       11.77%      0.20%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $   39,323    $  40,620    $  46,562    $  61,708    $  51,710    $   6,287
Ratio of Expenses to Average Net
  Assets(d)(e)                                    0.99%(c)     1.99%        1.89%        2.04%        2.09%      0.90%(f)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(e)                           0.61%(c)     0.42%        0.12%       (0.37%)       0.30%      6.16%(f)
Portfolio Turnover Rate                             23%(c)       44%          54%          59%         112%         0%(c)

(a)  From October 28, 1998,  commencement of investment  operations,  to October 31, 1998.

(b)  Net Investment  Income  aggregated less than $0.01 on a per share basis for the period ended October 31, 1998.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the six months ended April 30,
     2003 and the year ended October 31, 1999. If such  expenses  had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.12% and 2.56%, respectively, and ratio of net investment income (loss) to average net assets would have been 0.48% and (0.17%), respectively.

(f)  Annualized

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    CLASS A                           CLASS B
                                        SIX MONTHS           PERIOD       SIX MONTHS           PERIOD
                                             ENDED            ENDED            ENDED            ENDED
                                          APRIL 30       OCTOBER 31         APRIL 30       OCTOBER 31
------------------------------------------------------------------------------------------------------
                                              2003             2002(a)          2003           2002(a)
                                         UNAUDITED                         UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  7.31         $   8.96          $  7.31       $   8.96
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                  0.04             0.01             0.02          (0.01)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              0.09            (1.66)            0.09          (1.64)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              0.13            (1.65)            0.11          (1.65)
======================================================================================================
Net Asset Value -- End of Period           $  7.44         $   7.31          $  7.42       $   7.31
======================================================================================================

TOTAL RETURN(c)                              1.78%(d)       (18.42%)(d)        1.50%(d)     (18.42%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 3,098         $  2,944          $   293       $     84
Ratio of Expenses to Average Net
  Assets(e)(f)                               0.91%(d)         1.48%(g)         1.36%(d)       2.60%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                      0.79%(d)         0.47%(g)         0.53%(d)      (0.14%)(g)
Portfolio Turnover Rate                        23%(d)           44%(h)           23%(d)         44%(h)

(a)  From April 1, 2002, inception of Class, to October 31, 2002.

(b)  The per share  information for Class B was computed based on average shares for the period ended
     October 31, 2002.

(c)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various expenses of Class B were  voluntarily  absorbed by IFG and IGAM for the six  months  ended
     April  30,  2003.  If such  expenses  had not  been voluntarily  absorbed  for Class B, ratio of expenses to average net assets would  have been  2.23% and ratio of net  investment  loss to  average net assets would have been (0.34%).

(g)  Annualized

(h)  Portfolio  Turnover is calculated at the Fund level.  Represents the period ended October 31, 2002.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS C
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS                                    PERIOD
                                                     ENDED                                     ENDED
                                                  APRIL 30      YEAR ENDED OCTOBER 31     OCTOBER 31
------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001           2000(a)
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  7.16     $   8.06     $  11.14       $  12.06
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                          0.05        (0.02)       (0.02)         (0.04)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                            0.03        (0.88)       (2.12)         (0.88)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      0.08        (0.90)       (2.14)         (0.92)
======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00         0.00         0.94           0.00
======================================================================================================
Net Asset Value -- End of Period                   $  7.24     $   7.16     $   8.06       $  11.14
======================================================================================================

TOTAL RETURN(c)                                      1.12%(d)   (11.17%)     (20.75%)       (7.63%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $ 1,700     $ 1,115      $  1,272       $ 1,082
Ratio of Expenses to Average Net Assets(e)(f)        1.36%(d)    2.75%         2.76%         2.47%(g)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(f)                                      0.58%(d)   (0.43%)       (0.62%)       (0.56%)(g)
Portfolio Turnover Rate                                23%(d)      44%           54%           59%(h)

(a)  From February 15, 2000, inception of Class, to October 31, 2000.

(b)  The per share  information  was  computed  based on average  shares for the period ended October 31,
     2000.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the six months ended April
     30,  2003 and the years ended  October 31, 2002 and 2001.  If such  expenses had not been  voluntarily absorbed,  ratio of expenses  to average  net assets  would have been  1.96%,  3.52% and 3.02%, respectively,  and ratio of net investment loss to average net assets would have been (0.02%), (1.20%)
     and (0.88%), respectively.

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended October 31, 2000.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

SINT  900467   5/03

ITEM 2.  CODE OF ETHICS

Not applicable to semiannual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semiannual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semiannual reports.

ITEM 5. [RESERVED]

ITEM 6.  [RESERVED]

ITEM 7.  NOT APPLICABLE

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

     (a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer & Chief Financial and Accounting Officer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to the significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

     (a)  Not applicable to semiannual reports.


     (b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act.

         "Attached hereto"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO INTERNATIONAL FUNDS, INC.


By:   /s/ Raymond R. Cunningham
      ------------------------------------------------------------
      Raymond R. Cunningham, President and Chief Executive Officer

Date: June 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO INTERNATIONAL FUNDS, INC.


By:   /s/ Ronald L. Grooms
      --------------------------------------------------------------------
      Ronald L. Grooms, Treasurer & Chief Financial and Accounting Officer

Date: June 30, 2003